UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2018

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the caption “Financing Arrangements” in Item 8.01 below is hereby incorporated by reference into this Item 2.03.

In addition, on November 1, 2018, Constellation Brands, Inc. (“Constellation”) borrowed $500.0 million under a three-year term loan facility (the “Three-Year Term Facility”) and $1,000.0 million under a five-year term loan facility (the “Five-Year Term Facility”) under the Term Loan Credit Agreement dated as of September 14, 2018 (the “Term Credit Agreement”), by and among Constellation, Bank of America, N.A., as administrative agent, and the lenders party thereto. The material terms of the Three-Year Term Facility and Five-Year Term Facility are described in Item 1.01 of Constellation’s Current Report on Form 8-K dated September 14, 2018 (filed on September 19, 2018), which description is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 1, 2018, Constellation and Canopy issued a joint news release announcing the closing of the acquisition of the Shares (as defined in Item 8.01 below) and CBG Warrants (as defined in Item 8.01 below). A copy of this release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

References to Constellation’s website, Canopy’s website, and/or other social media sites or platforms in the release do not incorporate by reference the information on such websites, social media sites or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01	Other Events.

Completion of Additional Investment in Canopy
On November 1, 2018 (the “Closing Date”), Constellation completed the transactions contemplated in the Subscription Agreement (the “Purchase Agreement”), dated as of August 14, 2018, by and between CBG Holdings LLC, a Delaware limited liability company (“CBG”) and wholly-owned subsidiary of Constellation, and Canopy.

Pursuant to the Purchase Agreement, CBG purchased 104,500,000 common shares of Canopy (the “Shares”) plus warrants to purchase an additional 139,745,453 common shares of Canopy (the “CBG Warrants”), of which 88,472,861 (the “Tranche A Warrants”) are immediately exercisable and 51,272,592 (the “Tranche B Warrants”) are exercisable upon the exercise, in full, of the Tranche A Warrants, for an aggregate purchase price of approximately C$5.1 billion, or approximately $4 billion (the “Purchase Price”). The CBG Warrants expire on November 1, 2021. Prior to consummation of the purchase of the Shares and CBG Warrants, Constellation, through Greenstar Canada Investment Limited Partnership, a limited partnership existing under the Laws of the Province of British Columbia (“Greenstar”) and a wholly-owned subsidiary of Constellation, owned 18,876,901 common shares of Canopy and warrants to purchase an additional 18,876,901 common shares of Canopy, of which 50% has vested and the remaining 50% will vest on February 1, 2019 (the “Greenstar Warrants” and, together with the CBG Warrants, the “Warrants”). As a result of the consummation of the purchase of the Shares, Constellation, on a consolidated basis, owns approximately 37% of the outstanding common shares of Canopy.

On the Closing Date, CBG, Greenstar and Canopy entered into an Amended and Restated Investor Rights Agreement (the “A&R IRA”) substantially similar to the form of the A&R IRA attached to the Purchase Agreement. The terms and conditions of the A&R IRA are substantially similar to the terms and conditions previously disclosed in Item 1.01 of Constellation’s Current Report on Form 8-K, dated August 14, 2018 (filed on August 16, 2018), which disclosure is incorporated herein by reference.

Financing Arrangements
The sources of the Purchase Price paid by Constellation for the Shares and the CBG Warrants consisted of:

•
the net proceeds from the sale of Constellation’s $650.0 million aggregate principal amount of Senior Floating Rate Notes due 2021, $500.0 million aggregate principal amount of 4.400% Senior Notes due 2025, $500.0 million aggregate principal amount of 4.650% Senior Notes due 2028, and $500.0 million aggregate principal amount of 5.250% Senior Notes due 2048;

•	$1,500.0 million in term loans consisting of the $500.0 million Three-Year Term Facility and the $1,000.0 million Five-Year Term Facility; and

•	$240.0 million in proceeds of borrowings under Constellation’s commercial paper program.

As a result of the closing of the purchase of the Shares and the CBG Warrants without utilizing any of the commitments thereunder, the Bridge Credit Agreement, dated September 14, 2018, by and among Constellation, Bank of America, N.A., as administrative agent, and the lenders party thereto terminated pursuant to its terms.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description
2.1
Subscription Agreement, dated as of August 14, 2018, by and between CBG Holdings LLC and Canopy Growth Corporation, including, among other things, a form of the Amended and Restated Investor Rights Agreement (filed as Exhibit 2.1 to Constellation’s Current Report on Form 8-K dated August 14, 2018, filed August 16, 2018, and incorporated herein by reference).

4.1
Term Loan Credit Agreement, dated as of September 14, 2018, by and among the Company, Bank of America, N.A., as administrative agent, and the Lenders party thereto (filed as Exhibit 4.2. to Constellation’s Current Report on Form 8-K dated September 14, 2018, filed September 19, 2018, and incorporated herein by reference).

99.1	Joint News Release of Constellation Brands, Inc. and Canopy Growth Corporation dated November 1, 2018.

INDEX TO EXHIBITS

Exhibit No.	Description

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

(2.1)
Subscription Agreement, dated as of August 14, 2018, by and between CBG Holdings LLC and Canopy Growth Corporation, including, among other things, a form of the Amended and Restated Investor Rights Agreement (filed as Exhibit 2.1 to Constellation’s Current Report on Form 8-K dated August 14, 2018, filed August 16, 2018, and incorporated herein by reference).

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)
Term Loan Credit Agreement dated as of September 14, 2018, by and among the Company, Bank of America, N.A., as administrative agent, and the Lenders party thereto (filed as Exhibit 4.2. to Constellation’s Current Report on Form 8-K dated September 14, 2018, filed September 19, 2018, and incorporated herein by reference).

(99)	ADDITIONAL EXHIBITS

(99.1)	Joint News Release of Constellation Brands, Inc. and Canopy Growth Corporation dated November 1, 2018 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 1, 2018	CONSTELLATION BRANDS, INC.

		By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer